PERRY-SMITH & CO.
                          Certified Public Accountants

                                                                   July 24, 1997





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE:  Creative Medical Development, Inc.
     File Ref. No. 33-75276

     We were previously the principal accountant for Creative Medical Development, Inc. and, under the date of November 27, 1996, we reported on the financial statements of Creative Medical Development, Inc. as of and for the years ended September 30, 1996 and 1995. On July 22, 1997, our appointment as principal accountant was terminated. We have read Creative Medical Development, Inc.'s statement included under Item 4 of Form 8-K dated July 24, 1997 and we agree with such statements.



                                              /S/  Perry-Smith & Co.
                                              ----------------------------------
                                              Certified Public Accountants





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